SEGMENT REPORTING	12 Months Ended
Dec. 31, 2018
Segment Reporting [Abstract]
SEGMENT REPORT
7.	SEGMENT REPORTING

Based on the criteria established by ASC 280 "Segment Reporting", the Group's chief operating decision maker has been identified as the Chairman of the Board of Directors as well as the CEO, who only review consolidated results of the Group when making decisions about allocating resources and assessing performance. Hence, the Group has only one operating segment which is vertically integrated solar power products manufacturing business from silicon ingots, wafers, cells to solar modules.

Before the disposition of downstream solar projects segment in the fourth quarter of 2016, it was also a reportable segment.